UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

(Amendment No.     )

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Cypress Semiconductor Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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The following is an e-mail sent on February 17, 2017 by Hassane El-Khoury, President and Chief Executive Officer of Cypress Semiconductor Corporation (the “Company”), to the Company’s employees:

February 17, 2017

Team:

As you have heard me say many times before, I feel great about the long-term prospects for our company. The excitement surrounding our new brand campaign and recently released financial results demonstrate that our Cypress 3.0 strategy is beginning to take hold and I believe that 2017 will be a defining year for Cypress.

With that in mind, I wanted to update you on another development involving our former CEO T.J. Rodgers. This morning, we issued a press release responding to T.J.’s submission of two director candidates for election to our Board. The full release is available here (http://www.cypress.com/news/cypress-semiconductor-responds-attempt-departed-former-ceo-regain-influence). T.J. took this step on top of the meritless lawsuit he filed a few weeks ago against Cypress maligning the integrity of the company, its directors and its executives. It is unfortunate that he is taking these disruptive and potentially value-destructive actions.

Without a doubt, there is a lot of activity at and around Cypress, but we cannot let T.J.’s attempts to reassert influence over the company become a distraction. The semiconductor industry is going through unprecedented change and Cypress needs to remain focused and take decisive, forward-thinking actions if we are going to stay strong and competitive. We remain steadfast in our belief that our future success lies with you — our innovative employees — but we need everyone to keep our eyes on the ball and continue to be 100% focused on carrying out our responsibilities with the skill and precision that customers have come to expect from Cypress. While I cannot predict what T.J. will do next, I will keep you updated as developments warrant.

Lastly, as a reminder, if you have any additional questions, or receive any inquiries from the media or other third parties, please continue to direct them to Pam Tondreau at [redacted] / [redacted]. In the event that you are contacted by T.J. or any of his representatives, you should also direct them to Pam.

I want to thank you for your hard work and dedication to Cypress and our customers.

Hassane

IMPORTANT ADDITIONAL INFORMATION AND WHERE TO FIND IT

The Company, its directors and certain of its executive officers and employees may be deemed to be participants in the solicitation of proxies from stockholders in connection with the solicitation of consents to eliminate cumulative voting (the “Consent Solicitation”) and the Company’s 2017 annual meeting of stockholders (the “2017 Annual Meeting”).

On February 17, 2017, the Company filed a preliminary consent solicitation statement with the Securities and Exchange Commission (the “SEC”) in connection with the Consent Solicitation (the “Consent Solicitation Statement”). STOCKHOLDERS ARE URGED TO READ THE CONSENT SOLICITATION STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY WILL FILE WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.  Additional information regarding the identity of these potential participants and their direct or indirect interests, by security holdings or otherwise, is set forth in the Consent Solicitation Statement and other materials to be filed with the SEC in connection with the Consent Solicitation.

The Company plans to file a proxy statement with the SEC in connection with the solicitation of proxies for the 2017 Annual Meeting (the “2017 Proxy Statement”), together with a WHITE proxy card.  STOCKHOLDERS ARE URGED TO READ THE 2017 PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY WILL FILE WITH THE SEC CAREFULLY IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.  Additional information regarding the identity of these potential participants and their direct or indirect interests, by security holdings or otherwise, will be set forth in the 2017 Proxy Statement and other materials to be filed with the SEC in connection with the 2017 Annual Meeting. Information relating to the foregoing can also be found in the Company’s definitive proxy statement for its 2016 Annual Meeting of Stockholders (the “2016 Proxy Statement”), filed with the SEC on March 24, 2016. To the extent holdings of the Company’s securities by such potential participants have changed since the amounts printed in the 2016 Proxy Statement, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC.

Stockholders will be able to obtain, free of charge, copies of the Consent Solicitation Statement and the 2017 Proxy Statement, any amendments or supplements thereto and any other documents (including the WHITE proxy card) when filed by the Company with the SEC in connection with the Consent Solicitation or the 2017 Annual Meeting, as applicable, at the SEC’s website (http://www.sec.gov), at the Company’s website (https://www.cypress.com) or via the Company’s Investor Relations portal (http://investors.cypress.com/contactus.cfm). In addition, copies of the consent solicitation and proxy materials, when available, may be requested from the Company’s proxy solicitor, Okapi Partners LLC, at (212) 297-0720 or toll-free at (877) 285-5990.

FORWARD-LOOKING STATEMENTS

Statements herein that are not historical facts and that refer to Cypress or its subsidiaries’ plans and expectations for the future are forward-looking statements made pursuant to the Private Securities Litigation Reform Act of 1995. We may use words such as “may,” “should,” “expect,” “plan,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “future,” “continue” or other wording indicating future results or expectations to identify such forward-looking statements that include, but are not limited to statements related to: our proposed governance changes, including changes regarding the removal of cumulative voting, the adoption of majority voting provisions and the adoption of proxy access provisions; our Cypress 3.0 strategy;  the composition of our Board of Directors; our 2017 Annual Meeting; the Company’s financial performance; our corporate governance policies and practices; our plans to file certain materials with the SEC; and the possible resolution of the lawsuit with Mr. Rodgers.  Such statements reflect our current expectations, which are based on information and data available to our management as of the date of this press release. Our actual results may differ materially due to a variety of risks and uncertainties, including, but not limited to:  our inability to obtain stockholder approval on our proposed governance changes; the uncertainty of litigation; our ability to execute on our Cypress 3.0 strategy; global economic and market conditions; business conditions and growth trends in the semiconductor market; our ability to compete effectively; the volatility in supply and demand conditions for our products, including but not limited to the impact of seasonality on supply and demand; our ability to develop, introduce and sell new products and technologies; potential problems relating to our manufacturing activities; the impact of acquisitions, including but not limited to the continuing integration of Spansion and the recent acquisition of Broadcom’s wireless IoT business; our ability to attract and retain key personnel; and other risks and uncertainties described in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections in our most recent Annual Report on Form 10-K and our other filings with the Securities and Exchange Commission. We assume no responsibility to update any such forward-looking statements.